UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECEMBER 2, 2014

PTAS

DR. EYAL BRESSLER LTD.
11 TUVAL STREET
LAZROM HOUSE
RAMAT GAN, 52522 ISRAEL

503079531

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/01/2014 REEL/FRAME: 034282/0627
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 1347-O-02-US

ASSIGNOR:
SINAI, ALON DOC DATE: 11/25/2014

ASSIGNOR:
TURNER, ZIV DOC DATE: 11/25/2014

ASSIGNEE:
ONE WORLD CANNABIS LTD.
22 SHACHAM STREET, 2ND FLOOR
PETACH TIKVA, ISRAEL

APPLICATION NUMBER: 62085663 FILING DATE:
PATENT NUMBER: ISSUE DATE:
TITLE: USE OF CANNABIS TO TREAT PTSD

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

DECEMBER 9, 2014

PTAS

DR. EYAL BRESSLER LTD.
11 TUVAL STREET
LAZROM HOUSE
RAMAT GAN, 52522 ISRAEL

503089339

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/07/2014 REEL/FRAME: 034411/0208
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 1347-O-03-US

ASSIGNOR:
SINAI, ALON DOC DATE: 12/03/2014

ASSIGNOR:
TURNER, ZIV DOC DATE: 12/03/2014

ASSIGNEE:
ONE WORLD CANNABIS LTD.
22 SHACHAM STREET, 2ND FLOOR
PETACH TIKVA, ISRAEL

APPLICATION NUMBER: 62088599 FILING DATE:
PATENT NUMBER: ISSUE DATE:
TITLE: USE OF CANNABIS TO TREAT MIGRAINE

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECEMBER 18, 2014

PTAS

DR. EYAL BRESSLER LTD.
11 TUVAL STREET
LAZROM HOUSE
RAMAT GAN, 52522 ISRAEL

503104102

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/17/2014 REEL/FRAME: 034522/0721
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 1347-O-05-US

ASSIGNOR:
SINAI, ALON DOC DATE: 12/16/2014

ASSIGNOR:
TURNER, ZIV DOC DATE: 12/16/2014

ASSIGNEE:
ONE WORLD CANNABIS LTD.
22 SHACHAM ST, 2ND FLOOR
PETACH TIKVA, ISRAEL

APPLICATION NUMBER: 62092849 FILING DATE:
PATENT NUMBER: ISSUE DATE:
TITLE: NOVEL CONDOM COMPRISING CANNABIS DERIVED COMPOSITIONS FOR ENHANCEMENT OF SEXUAL PLEASURE AND DECREASE OF ERECTILE DYSFUNCTION SYMPTOMS

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

DECEMBER 23, 2014

PTAS

DR. EYAL BRESSLER LTD.
11 TUVAL STREET
LAZROM HOUSE
RAMAT GAN, 52522 ISRAEL

503110942

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/21/2014   REEL/FRAME: 034562/0634
NUMBER OF PAGES: 2

BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

DOCKET NUMBER: 1347-O-04-US

ASSIGNOR:
SINAI, ALON   DOC DATE: 12/17/2014

ASSIGNOR:
TURNER, ZIV   DOC DATE: 12/17/2014

ASSIGNEE:
ONE WORLD CANNABIS LTD.
22 SHACHAM STREET, 2ND FLOOR
PETACH TIKVA, ISRAEL

APPLICATION NUMBER: 62095020   FILING DATE:
PATENT NUMBER: ISSUE DATE:
TITLE: USE OF CANNABIS TO TREAT PSORIASIS

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

PTO/SB/16 (04-05)
Approved for use through 07/31/2006. OMB 0651-0032
U.S. Patent and Trademark Office; U.S. DEPARTMENT OF COMMERCE

PROVISIONAL APPLICATION FOR PATENT COVER SHEET

This is a request for filing a PROVISIONAL APPLICATION FOR PATENT under 37 CFR 1.53(c).

Express Mail Label No._______________

INVENTOR(S)

Given Name (first and middle [if any])	Family Name or Surname	Residence (City and either State or Foreign Country)
Alon	SINAI	22 Shacham St., 2nd floor, Petach Tikva

Additional inventors are being named on the ______ *separately numbered sheets attached hereto*

TITLE OF THE INVENTION (500 characters max):

USE OF CANNABIS TO TREAT MYELOMA

Direct all correspondence to: **CORRESPONDENCE ADDRESS**

☐ The address corresponding to Customer Number: ______

OR

☒ Firm or Individual Name **Dr. Eyal Bressler**

Address **11 Tuval St.**		
City **Ramat-Gan**	State	Zip **52522**
Country **Israel**	Telephone **+972-3-5765555**	Email **main@bressler.co.il**

ENCLOSED APPLICATION PARTS ***(check all that apply)***

☒ Application Data Sheet. See 37 CFR 1.76

☐ CD(s), Number of CDs

☒ Specification *Number of Pages* ________

☐ Other (specify) ______________________________

☒ Drawing(s) *Number of Sheets* ___ __

Application Size Fee: If the specification and drawings exceed 100 sheets of paper, the application size fee due is $250 ($125 for small entity) for each additional 50 sheets or fraction thereof. See 35 U.S.C. 41(a)(1)(G) and 37 CFR 1.16(s).

METHOD OF PAYMENT OF FILING FEES AND APPLICATION SIZE FEE FOR THIS PROVISIONAL APPLICATION FOR PATENT

☒ Applicant claims small entity status. See 37 CFR 1.27.

TOTAL FEE AMOUNT ($): 130 $

☐ A check or money order is enclosed to cover the filing fee and application size fee (if applicable).

☐ Payment by credit card. Form PTO-2038 is attached

☐ The Director is hereby authorized to charge the filing fee and application size fee (if applicable) or credit any overpayment to Deposit Account Number: ______________________. A duplicative copy of this form is enclosed for fee processing.

The invention was made by an agency of the United States Government or under a contract with an agency of the United States Government.

☒ No.

☐ Yes, the name of the U.S. Government agency and the Government contract number are: ____________________

SIGNATURE ______________________________ Date 25 November 2014

TYPED or PRINTED NAME SINAI Alon REGISTRATION NO.__________________

TELEPHONE +972-3-5765555 Docket Number: 1347-O-01-US

USE ONLY FOR FILING A PROVISIONAL APPLICATION FOR PATENT

PROVISIONAL APPLICATION COVER SHEET
Additional Page

PTO/SB/16 (04-05)
Approved for use through 07/31/2006. OMB 0651-0032
U.S. Patent and Trademark Office; U.S. DEPARTMENT OF COMMERCE
Under the Paperwork Reduction Act of 1995, no persons are required to respond to a collection of information unless it displays a valid OMB control number.

First Named Inventor		Docket Number	
SINAI Alon		1347-O-01-US	

INVENTOR(S)/APPLICANT(S)		
Given Name (first and middle [if any])	Family or Surname	Residence (City and either State or Foreign Country)
Ziv	TURNER	2 Shacham St., 22nd floor, Petach Tikva

Number 2 of 2

WARNING: Information on this form may become public. Credit card information should not be included on this form. Provide credit card information and authorization on PTO-2038.